UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Item 1.01	Entry into a Material Definitive Agreement

Indenture

On January 21, 2021, Crestwood Midstream Partners LP (the “Partnership”) and Crestwood Midstream Finance Corp. (together with the Partnership, the “Issuers”) issued $700.0 million aggregate principal amount of 6.00% Senior Notes due 2029 (the “Notes”), which will mature on February 1, 2029, pursuant to an Indenture dated as of January 21, 2021, among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Indenture”).

Interest on the Notes will be payable in cash on February 1 and August 1 of each year, beginning on August 1, 2021. Interest on the Notes will accrue from January 21, 2021.

The Partnership used the net proceeds from the Notes offering to fund the concurrent cash tender offer (the “Tender Offer”) to purchase for cash any and all of the Partnership’s 6.25% Senior Notes due 2023 and to pay fees and expenses thereof.

The description of the Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On January 14, 2021, the Partnership issued a press release announcing the expiration and final results of the Tender Offer. A copy of the Partnership’s press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale of such securities would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of January 21, 2021, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors named therein and U.S. Bank National Association, as trustee

4.2	Form of 6.00% Senior Note due 2029 (included in Exhibit 4.1)

99.1	Press Release dated January 14, 2021, announcing the expiration and final results of the Tender Offer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC,
its General Partner

By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary

Dated: January 21, 2021